UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2010

ActivIdentity Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34137	45-0485038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

This current report on Form 8-K (the “Report”) supplements disclosure previously provided in the Definitive Proxy Statement initially filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2010 (the “Proxy Statement”) by ActivIdentity Corporation, a Delaware corporation (“ActivIdentity”), for the 2010 Special Meeting of Stockholders, to consider, among other things, the adoption of the Agreement and Plan of Merger, dated as of October 11, 2010 (the “Merger Agreement”), by and among ASSA ABLOY Inc., an Oregon corporation (“ASSA US”), FitAcquisition, Inc., a Delaware corporation and a wholly owned subsidiary of ASSA US (“Merger Sub”), and ActivIdentity, pursuant to which Merger Sub will merge with and into ActivIdentity, with ActivIdentity becoming a wholly owned subsidiary of ASSA US and part of ASSA US’ HID Global business (the “Merger”). Any capitalized term used and not otherwise defined herein shall have the meaning ascribed to such term in the Proxy Statement. This Report is being filed to reflect certain updates as reflected below. Italicized text reflects additional or revised disclosure.

FORWARD-LOOKING INFORMATION

This Report contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the 1934 Act, as amended, that are based on ActivIdentity’s current expectations, assumptions, estimates and projections about the Merger, including the expected timing of the Merger and the ability of the parties to satisfy the closing conditions to the Merger. The forward-looking statements are subject to various risks and uncertainties. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “should” and similar expressions. ActivIdentity cautions you that reliance on any forward-looking statement involves risks and uncertainties, and that although ActivIdentity believes that the assumptions on which its forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of the risks and uncertainties associated with forward-looking statements, you should not conclude that ActivIdentity will necessarily achieve any plans and objectives or projected financial results referred to in any of its forward-looking statements. The following risks and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements:

•                  the occurrence of any event, change or circumstance that could give rise to the termination of the Merger Agreement;

•                  the inability to complete the Merger due to the failure to obtain stockholder approval, or the failure to satisfy other conditions to completion of the Merger;

•                  the failure of the Merger to close for any other reason;

•                  the timing of the closing of the Merger and receipt by stockholders of the Merger consideration;

•                  the effect of the announcement or pendency of the Merger on ActivIdentity’s customer relationships, operating results and business generally;

•                  the risk that the proposed Merger disrupts current plans and operations and ActivIdentity’s ability to respond effectively to competitive pressures, industry developments and future opportunities;

•                  the amount of expenses related to the Merger;

•                  changes in demand for ActivIdentity’s, ASSA ABLOY’s or HID’s products;

•                  changes in economic conditions generally or technology spending in particular;

•                  market conditions and specific financial market conditions affecting the Common Stock;

•                  changes in the competitive dynamics of markets served by ActivIdentity, ASSA ABLOY and HID, including strategic alliances and consolidation among competitors or strategic partners; and

•                  the outcome of any legal proceedings that have been or may be instituted against ActivIdentity and/or others relating to the Merger Agreement.

These and other important factors are detailed in various SEC filings made periodically by ActivIdentity, particularly its most recent Annual Report on Form 10-K, copies of which are available from ActivIdentity without charge at http://www.actividentity.com.  Please review those filings and do not place undue reliance on ActivIdentity’s forward-looking statements. ActivIdentity’s forward-looking statements speak only as of the date on which the statements were made and ActivIdentity does not undertake to revise these forward-looking statements to reflect future events or circumstances.

Background of the Merger

1.              The second full paragraph on page 24 of the Proxy Statement within “Background of the Merger” is amended by replacing it with the following paragraph:

On March 24, 2010, at a regularly scheduled meeting of the ActivIdentity Board, Mr. Evans and a representative of AGC presented an update on recent activities related to ActivIdentity’s evaluation of various strategic alternatives then under consideration. Mr. Evans and the representative of AGC commented on ActivIdentity’s markets and its competitive positioning, as well as the general environment for strategic transactions.  Mr. Evans and the representative from AGC summarized the interest received thus far from third parties and presented an overview of potential transformative merger partners, including Parties A, B, and C.  Mr. Evans and the representative from AGC also presented an overview of potential acquisition targets for ActivIdentity that might spur ActivIdentity’s growth initiatives.

2.              The fifth full paragraph on page 24 of the Proxy Statement within “Background of the Merger” is amended by replacing it with the following paragraph:

Also in April 2010, Mr. Evans fielded several inbound calls from parties inquiring as to the possibility of a possible strategic transaction with ActivIdentity.  Mr. Evans held preliminary exploratory discussions with the parties making these inbound inquiries regarding the parties’ due diligence requirements and preliminary valuation estimates, but these discussions did not result in an indication of interest or offer from these parties.

3.              The ninth full paragraph on page 24 of the Proxy Statement within “Background of the Merger” is amended by replacing it with the following paragraph:

On April 27, 2010, AGC sent a proposal to Party C in connection with the economic terms of the proposed transaction the parties had been discussing since early February 2010.  The proposed transaction contemplated a reverse merger whereby Party C’s existing stockholders would have a majority ownership in the combined entity and ActivIdentity’s current stockholders would hold a minority of the combined entity’s shares.

4.              The tenth paragraph beginning on page 24 and carrying over to page 25 of the Proxy Statement within “Background of the Merger” is amended by replacing it with the following paragraph:

At a regularly scheduled meeting of the ActivIdentity Board on May 12, 2010, Mr. Evans, Mr. Kerrest and AGC provided an update on the status of the discussions with Party C, including the initial terms of the reverse merger transaction and an outline of the transaction calendar, and AGC presented a preliminary financial analysis. Representatives of ActivIdentity’s outside legal counsel Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) also attended the meeting. The presentation to the ActivIdentity Board also included an update on the status of discussions with other parties, including Party A, Party B and Party D, and discussion of management’s strategy to approach other potential acquirors.  AGC recommended that once the Company determined that there was a high probability of successfully completing a deal with Party C, the Company should approach a select list of potential buyers and indicate the cash price per share that would be necessary to preempt a deal with Party C.  The ActivIdentity Board discussed, among other things, ActivIdentity’s stock price and trading performance, ActivIdentity’s historical operating and financial results, economic and industry conditions generally, including industry consolidation, the significant challenges facing ActivIdentity in continuing to increase revenue and scale its business, ActivIdentity’s prospects as a stand-alone entity and other potential strategic alternatives available to ActivIdentity.  The ActivIdentity Board discussed the Company’s near term financial and sales outlook, product development and release strategy, and IP monetization potential.  After discussion, the ActivIdentity Board instructed representatives of AGC and ActivIdentity’s management team to consider in more depth the strategic alternatives available to ActivIdentity in comparison to ActivIdentity’s existing business plans and prospects and to continue discussions with third parties potentially interested in a strategic transaction with ActivIdentity. The ActivIdentity Board also instructed management to work with AGC to prepare an analysis of the strategic alternatives available to ActivIdentity, including a sale of ActivIdentity, a strategic merger or other business combination transaction and continuing to execute on ActivIdentity’s existing business plans.

5.              The first full paragraph on page 26 of the Proxy Statement within “Background of the Merger” is amended by replacing it with the following paragraph:

At a special meeting of the ActivIdentity Board on June 30, 2010, Mr. Evans, Mr. Kerrest and representatives of AGC and WSGR provided an update on the progress of the term sheet and exclusivity agreement negotiations with Party C. The ActivIdentity Board authorized ActivIdentity’s management to execute the term sheet reflecting the economic terms last proposed by Party C. After discussion in which the ActivIdentity Board considered the lack of a definitive proposal by Party D and the risk of Party C terminating its bid, the ActivIdentity Board also authorized management to enter into an exclusivity agreement with a term running until August 3, 2010. On June 30, 2010, ActivIdentity and Party C executed the exclusivity agreement.

6.              The fourth full paragraph on page 26 of the Proxy Statement within “Background of the Merger” is amended by revising the last sentence as follows:

On July 15, 2010, after considering several potential candidates, ActivIdentity engaged Foros to act as its financial advisor.

7.              The second full paragraph on page 27 of the Proxy Statement within “Background of the Merger” is amended by replacing it with the following paragraph:

After August 3, 2010, at the direction of our management team, representatives of Foros approached 15 third parties, based on among other things, their potential interest in a possible strategic transaction involving ActivIdentity and their potential ability to complete such transaction. Foros also responded to inbound inquiries from 11 parties. On behalf of ActivIdentity, Foros coordinated efforts to negotiate confidentiality and standstill agreements with seven interested parties.  Over the course of August and September 2010, management held meetings with and made presentations to the potentially interested parties, including with ASSA US, Party D and Party E.

8.              The first full paragraph on page 29 of the Proxy Statement within “Background of the Merger”  is amended by revising the last sentence as follows:

After September 15, 2010, Party D made no further attempts to engage with ActivIdentity regarding a possible transaction and accordingly was not contacted by representatives of ActivIdentity again.

9.              The third full paragraph on page 30 of the Proxy Statement within “Background of the Merger” is amended by replacing it with the following paragraph:

On October 5, 2010, Mr. Evans, Mr. Kerrest and a representative of Foros met with a potential strategic buyer, which Foros had initially contacted in August 2010, regarding a possible strategic transaction or other business combination, but this meeting did not result in an indication of interest or offer from the interested party.

10.       The fourth full paragraph on page 30 of the Proxy Statement within “Background of the Merger”  is amended by replacing it with the following paragraph:

On October 8, 2010, the ActivIdentity Board convened a special meeting, which Mr. Kerrest and representatives of Foros and WSGR also attended. Our management team and representatives of Foros provided the directors with a full review of the potential transactions with ASSA US and Party C, and a status update on the discussions with Party F and Party G. Representatives of Foros reviewed with the ActivIdentity Board certain financial aspects of the offers received from Party C and ASSA US, including the expected pro-forma ownership following a reverse merger with Party C and the per share consideration offered by ASSA US as compared to the potential value of the Company were ActivIdentity to continue as a standalone entity. The ActivIdentity Board discussed the various strategic alternatives for ActivIdentity, and, in particular, the relative merits of an acquisition of ActivIdentity by ASSA US as compared to a reverse merger with Party C, whereby ActivIdentity shareholders would be minority shareholders in the combined entity.  Following discussion, including with respect to the potential long-term prospects of the combined company following a transaction with Party C and the expected pro-forma ownership of the combined company, the ActivIdentity Board concluded that the ASSA US offer was likely to be financially superior to the Party C offer even if anticipated synergies were realized with Party C (as well as the preliminary offers from Party F and Party G), because it reflected a greater per share valuation for ActivIdenity in light of uncertainties in the valuation and time to achieve liquidity following a reverse merger with Party C. The ActivIdentity Board also concluded that the all-cash transaction with ASSA US carried less execution risk and market risk than the reverse merger transaction with Party C, given the risks inherent in combining two business entities, and that the ASSA US transaction could be completed in a more expedient manner than the transaction with Party C. The ActivIdentity Board then determined to proceed with the ASSA US transaction. A representative of WSGR described the terms and conditions of the definitive agreement for the proposed transaction with ASSA US, and reviewed the duties applicable to the ActivIdentity Board in the context of considering a business combination transaction.

11.       The fifth full paragraph on page 30 of the Proxy Statement within “Background of the Merger” is amended by replacing it with the following paragraph:

Throughout the weekend of October 9 and October 10, 2010, Foros and WSGR, in frequent consultation with ActivIdentity’s management team, engaged in discussions with ASSA US and Wiggin in an effort to resolve the remaining non-price related terms of the definitive agreement with ASSA US. Drafts of the definitive transaction documents were circulated back and forth on October 9 and October 10, 2010. During this time, negotiations between ActivIdentity and Party C remained open.

12.       The sixth full paragraph on page 30 of the Proxy Statement within “Background of the Merger” is amended by replacing it with the following paragraph:

On October 11, 2010, the ActivIdentity Board convened a special meeting. Representatives from WSGR and from Foros attended the meeting. A representative of WSGR updated the directors on the changes to the definitive agreement following the presentation to the ActivIdentity Board on October 8, 2010, and reported that the respective legal advisors had closed all of the remaining material issues and that the definitive agreement for a transaction with ASSA US had been fully negotiated and was ready for execution if and when the ActivIdentity Board chose to proceed. Also at this meeting, a representative of Foros reviewed with the ActivIdentity Board Foros’s financial analysis of the Merger consideration and delivered to the ActivIdentity Board an oral opinion, confirmed by delivery of a written opinion dated October 11, 2010, to the effect that, as of the date and based upon and subject to various assumptions and limitations described in Foros’s opinion, the Merger consideration to be received pursuant to the Merger by holders of the Common Stock was fair, from a financial point of view, to those holders. After discussion of a variety of factors relating to the Merger, including its relative merit and likely financial superiority to a reverse merger with Party C, all of the directors participating in the meeting voted to approve the execution, delivery and performance of the Merger Agreement and the consummation of the Merger. Mr. Humphreys was not present at this meeting of the ActivIdentity Board, as he had previously recused himself.

Opinion of the ActivIdentity Board’s Financial Advisor

1.        The second full paragraph on page 33 of the Proxy Statement within “Opinion of the ActivIdentity Board’s Financial Advisor” is amended by replacing it with the following paragraph:

ActivIdentity has retained Foros to act as ActivIdentity’s financial advisor in connection with the Merger. Foros is a financial services firm that provides mergers and acquisitions and corporate finance advisory and capital raising services. ActivIdentity selected Foros to act as ActivIdentity’s financial advisor in connection with the Merger on the basis of Foros’s experience in transactions similar to the Merger and its reputation in the investment community. Foros has not provided any services to, nor received any other compensation from, ActivIdentity or ASSA US (or its affiliates) in the past two years, other than services provided to ActivIdentity in connection with the Merger.

2.              The first full paragraph on page 35 of the Proxy Statement within “Opinion of the ActivIdentity Board’s Financial Advisor” and under the subheading “Selected Publicly Traded Companies Analysis” is amended by replacing it with the following:

Foros reviewed and compared certain financial information for ActivIdentity to corresponding financial information, ratios and public market multiples for certain comparable publicly traded companies, selected based on market capitalization and presence in the identity and access management sector (the “Selected Companies”).

3.              The second full paragraph on page 37 of the Proxy Statement within “Opinion of the ActivIdentity Board’s Financial Advisor” and under the subheading “Discounted Cash Flow Analysis” is amended by replacing it with the following paragraph:

Foros performed a discounted cash flow analysis on ActivIdentity using the Forecasts. Foros calculated indications of unlevered free cash flows for ActivIdentity for fiscal years 2011 through 2014 ($2, $4, $6, and $7 million, respectively), based on the Forecasts. These indicative unlevered free cash flows were then discounted to September 30, 2010 using a discount rate of 10.4%. Foros then calculated a normalized free cash flow figure after 2014 (normalizing depreciation and amortization to equal capital expenditures), and then applied perpetuity growth rates ranging from 1.0% to 3.0% to this normalized free cash flow to calculate illustrative terminal values. These illustrative terminal values were then discounted to September 30, 2010 to calculate implied indications of present value using a discount rate of 10.4%. Foros then added the implied present values of the unlevered free cash flows for calendar years 2010 through 2014 to the range of implied present values of the illustrative terminal values to arrive at an implied equity value per share of ActivIdentity Common Stock ranging from $2.88 to $3.09. In each year of the analysis, ActivIdentity’s effective tax rate was assumed to be 0% as ActivIdentity’s management expected taxable income to be offset by net operating losses for the foreseeable future. Foros calculated the discount rate of 10.4% by determining ActivIdentity’s weighted average cost of capital.

4.              The table on page 38 of the Proxy Statement within “Opinion of the ActivIdentity Board’s Financial Advisor” is replaced with the following:

		FWD	FWD
		Revenue	EBITDA	TEV / Revenue		TEV / EBITDA
		Growth	Margin	Trailing	FWD	Trailing	FWD
Identity and Access Management Providers
Target	Acquirer
Entrust, Inc.	Thoma Bravo, LLC	1.3%	14.0%	1.1x	1.1x	10.1x	7.9x
Aladdin Knowledge Systems Ltd.	Vector Capital Corporation	36.6%	—	1.3x	0.9x	—	—
SafeWord business of Secure Computing Corporation	Aladdin Knowledge Systems Ltd.	—	—	2.0x	—	—	—
Tumbleweed Communications Corp.	Axway Inc.	8.2%	—	2.0x	1.8x	—	—
SafeNet, Inc.	Vector Capital Corporation	11.8%	19.6%	1.9x	1.7x	10.8x	8.5x

5.              The second full paragraph on page 40 of the Proxy Statement within “Opinion of the ActivIdentity Board’s Financial Advisor” is amended by replacing it with the following paragraph:

Foros has acted as financial advisor to the ActivIdentity Board in connection with the Merger and will receive fees for its services of approximately $2.15 million, $500,000 of which was payable in connection with Foros’s analysis of whether it could render an opinion on the fairness of the Merger consideration and $1.65 million of which is contingent upon consummation of the Merger. In addition ActivIdentity has agreed to reimburse Foros for its expenses and indemnify Foros against certain liabilities arising out of Foros’s engagement.

Litigation Related to the Merger

1.              The entire section “Litigation Related to the Merger” on pages 50 and 51 of the Proxy Statement is amended by replacing it with the following paragraph:

As previously disclosed in the Proxy Statement, beginning on October 12, 2010, several putative class action lawsuits were filed purportedly on behalf of ActivIdentity’s stockholders in the Superior Court of Alameda County, California, the Delaware Chancery Court, the United States District Court for Northern California and the United States District Court in Delaware.  The complaints name ActivIdentity and each member of the ActivIdentity Board as defendants.  The lawsuits allege a variety of claims, including that our board members breached fiduciary duties owed to ActivIdentity stockholders by failing to engage in a fair process and failing to maximize stockholder value in approving the Merger.  Several of the complaints also allege that ActivIdentity aided and abetted the members of the ActivIdentity Board in the alleged breach of their fiduciary duties.  The plaintiffs seek relief that includes, among other things, an injunction prohibiting the consummation of the Merger, rescission — to the extent the Merger terms have already been implemented, and the payment of plaintiffs’ attorneys’ fees and costs.

On December 9, 2010, ActivIdentity and the individual defendants in the following actions entered into a memorandum of understanding: (i) in the Superior Court of Alameda County, California (the “Court”), captioned Vladimir Gusinsky Revocable Trust v. ActivIdentity Corp., et al., RG10541071, Lin v. ActivIdentity Corp., et al., RG10541379, Weisleder v. ActivIdentity Corp., et al., RG10541759, and Gallagher v. Evans, et al., RG10542346 (the “California State Actions”), (ii) in the United States District Court for the Northern District of California captioned Beverley & Lionel Sacks v. ActivIdentity, et al., 10-4705-JCS, and (the “California Federal Action”), and (iii) in Delaware Chancery Court captioned Tomaselli v. ActivIdentity, et al., 5928 (the “Delaware State Action”) — collectively referred to herein as “the Actions.”  The memorandum of understanding provides for the settlement and dismissal with prejudice of the Actions, subject to customary conditions, including completion of appropriate settlement documentation, consummation of the Merger and all necessary court approvals.  Although ActivIdentity believes that the Actions are without merit, ActivIdentity has entered into the memorandum of understanding to avoid any risk of materially delaying the Merger and to minimize the expense of defending the actions.  The settlement and dismissal with prejudice - if completed and approved by the court - will resolve all of the claims that were or could have been brought by the plaintiffs in the Actions.  In connection with the settlement and dismissal with prejudice, defendants agreed to cause to be paid to plaintiffs’ counsel an amount up to $475,000 for its fees and expenses in the action, provided plaintiffs obtain court approval for any such amount.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActivIdentity Corporation
(registrant)

Date: December 10, 2010	By:	/s/ Jacques Kerrest
Jacques Kerrest
Chief Financial Officer and Chief Operating Officer